This is filed pursuant to Rule 497(e).
File Nos.: 33-18647 and 811-05398

                                                              Class B Prospectus

                           ALLIANCE VARIABLE PRODUCTS

                                  SERIES FUND

                                  May 3, 1999

                            Premier Growth Portfolio
                          Growth and Income Portfolio

 This  Prospectus describes the  Portfolios that  are available as  underlying investments  through your variable  contract. For information about  your variable  contract,  including  information  about  insurance-related expenses, see the Prospectus for your variable contract which accompanies this Prospectus.

    The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this
            Prospectus. Any representation to the contrary is a
                criminal offense.

                               TABLE OF CONTENTS

                                                                            Page
                                                                            ----
RISK/RETURN SUMMARY........................................................   3
  Summary of Principal Risks...............................................   6
GLOSSARY...................................................................   8
DESCRIPTION OF THE PORTFOLIOS..............................................  10
  Investment Objectives and Policies.......................................  10
  Description of Investment Practices......................................  11
  Additional Risk Considerations...........................................  16
MANAGEMENT OF THE PORTFOLIOS...............................................  19
PURCHASE AND SALE OF SHARES................................................  20
  How The Portfolios Value Their Shares....................................  20
  How To Purchase and Sell Shares..........................................  20
DIVIDENDS, DISTRIBUTIONS AND TAXES.........................................  20
DISTRIBUTION ARRANGEMENTS..................................................  20
FINANCIAL HIGHLIGHTS.......................................................  21

Alliance Variable Products Series Fund's investment adviser is Alliance Capital Management L.P., a global investment manager providing diversified services to institutions and individuals through a broad line of investments including more than 100 mutual funds.

RISK/RETURN SUMMARY

The following is a summary of certain key information about Alliance Variable Products Series Fund. You will find additional information about each Portfolio of the Fund, including a detailed description of the risks of an investment in each Portfolio, after this summary.

The Risk/Return Summary describes the Portfolios' objectives, principal investment strategies and principal risks. Each Portfolio's summary includes a discussion of some of the principal risks of investing in that Portfolio. A further discussion of these and other risks starts on page 6.

More detailed descriptions of the Portfolios, including the risks associated with investing in the Portfolios, can be found further back in this Prospectus. Please be sure to read this additional information BEFORE you invest. Each of the Portfolios may at times use certain types of investment derivatives such as options, futures, forwards, and swaps. The use of these techniques involves special risks that are discussed in this Prospectus.

The Risk/Return Summary includes a table for each Portfolio showing its average annual returns and a bar chart showing its annual returns. The table and the bar chart provide an indication of the historical risk of an investment in each Portfolio by showing:

  . how the Portfolio's average annual returns for one and five years and over the life of the Portfolio compare to those of a broad based securities market index; and

  . changes in the Portfolio's performance from year to year over the life of the Portfolio.

If the Portfolio's returns reflected fees charged by your variable contract, the returns shown in the table and bar charts for each Portfolio would be lower.

A Portfolio's past performance, of course, does not necessarily indicate how it will perform in the future.

Other important things for you to note:

  .  You may lose money by investing in the Portfolios.

  . An investment in the Portfolios is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Premier Growth Portfolio

  Objective: The Portfolio's investment objective is growth of capital by pursuing aggressive investment policies.

  Principal Investment Strategies and Risks: The Portfolio invests primarily in equity securities of U.S. companies. Unlike most equity funds, the Portfolio focuses on a relatively small number of intensively researched companies. Alliance selects the Portfolio's investments from a research universe of more than 600 companies that have strong management, superior industry positions, excellent balance sheets, and superior earnings growth prospects.

  Normally, the Portfolio invests in about 40-50 companies, with the 25 most highly regarded of these companies usually constituting approximately 70% of the Portfolio's net assets. During market declines, while adding to positions in favored stocks, the Portfolio becomes somewhat more aggressive, gradually reducing the number of companies represented in its portfolio. Conversely, in rising markets, while reducing or eliminating fully-valued positions, the Portfolio becomes somewhat more conservative, gradually increasing the number of companies represented in its portfolio. Through this approach, Alliance seeks to gain positive returns in good markets while providing some measure of protection in poor markets. The Portfolio also may invest up to 20% of its net assets in convertible securities.

  Among the principal risks of investing in the Portfolio is market risk. Because the Portfolio invests in a smaller number of securities than many other equity funds, your investment has the risk that changes in the value of a single security may have a more significant effect, either negative or positive, on the Portfolio's net asset value.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio. The performance information in the table and bar chart is the performance of the Portfolio's Class A shares adjusted to reflect the higher expense ratio of the Class B Shares.

                     Performance Information and Bar Chart

                               Performance Table

                                                                         Since
                                                        1 Year 5 Years Inception
                                                        ------ ------- ---------
     Portfolio......................................... 47.72% 27.62%   25.18%
     S&P 500 Index..................................... 28.58% 24.06%   21.27%

The average annual total returns in the performance table are for periods ended December 31, 1998. Since Inception return information is from June 26, 1992 for the Portfolio and June 30, 1992 for the Index.

                                     Bar Chart




      1989   1990   1991   1992   1993   1994   1995   1996   1997   1998
      ----   ----   ----   ----   ----   ----   ----   ----   ----   ----
      N/A    N/A    N/A    N/A    12.4   -3.2   44.6   22.5   33.6   47.7

You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

  Best quarter was up 29.66%, 4th quarter, 1998; and

   Worst quarter was down 11.20%, 3rd quarter, 1998.

Growth and Income Portfolio

  Objective: The Portfolio's investment objective is reasonable current income and reasonable opportunity for appreciation through investments primarily in dividend-paying common stocks of good quality.

  Principal Investment Strategies and Risks: The Portfolio invests primarily in dividend-paying common stocks of large, well-established "blue-chip" companies. The Portfolio also may invest in fixed-income and convertible securities and in securities of foreign issuers.

  Among the principal risks of investing in the Portfolio are market risk, interest rate risk, and credit risk. The Portfolio's investments in foreign securities have foreign risk and currency risk.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio. The performance information in the table and bar chart is the performance of the Portfolio's Class A shares adjusted to reflect the higher expense ratio of the Class B Shares.

                     Performance Information and Bar Chart

                               Performance Table

                                                                         Since
                                                       1 Year  5 Years Inception
                                                       ------  ------- ---------
     Portfolio.......................................  20.64%   20.93%   15.76%
     S&P 500 Index...................................  28.58%   24.06%   20.81%

The average annual total returns in the performance table are for periods ended December 31, 1998. Since Inception return information is from January 14, 1991 for the Portfolio and December 31, 1990 for the Index.

                                   Bar Chart



      1989   1990   1991   1992   1993   1994   1995   1996   1997   1998
      ----   ----   ----   ----   ----   ----   ----   ----   ----   ----
      N/A    N/A    N/A    7.7    11.4   -0.6   35.5   23.8   28.6   20.6

You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

  Best quarter was up 23.61%, 4th quarter, 1998; and

   Worst quarter was down 14.12%, 3rd quarter, 1998.

SUMMARY OF PRINCIPAL RISKS

The value of your investment in a Portfolio will change with changes in the values of that Portfolio's investments. Many factors can affect those values. In this Summary, we describe the principal risks that may affect a Portfolio's investments as a whole. The Portfolios could be subject to additional principal risks because the types of investments made by each Portfolio can change over time. This Prospectus has additional descriptions of the types of investments that appear in bold type in the discussions under "Description of Investment Practices" or "Additional Risk Considerations." These sections also include more information about the Portfolios, their investments, and related risks.

  . Interest Rate Risk This is the risk that changes in interest rates will affect the value of a Portfolio's investments in debt securities, such as bonds, notes, and asset-backed securities, or other income-producing securities. Debt securities are obligations of the issuer to make payments of principal and/or interest in future dates. Interest rate risk is particularly applicable to Portfolios that invest in fixed-income securities. Increases in interest rates may cause the value of a Portfolio's investments to decline.

     Even Portfolios that invest a substantial portion of their assets in the highest quality debt securities, including U.S. Government securities, are subject to interest rate risk. Interest rate risk is generally greater for Portfolios that invest in debt securities with longer maturities.

  . Credit Risk This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives contract, will be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating.

     Credit risk is greater for Portfolios that invest in debt securities issued in connection with corporate restructurings by highly leveraged issuers and in debt securities not current in the payment of interest or principal or are in default. Portfolios that invest in foreign securities also are subject to increased credit risk because of the difficulties of requiring foreign entities, including issuers of sovereign debt obligations, to honor their contractual commitments, and because a number of foreign governments and other issuers are already in default.

  . Market Risk This is the risk that the value of a Portfolio's investments will fluctuate as the stock or bond markets fluctuate and that prices overall will decline over shorter or longer-term periods. All of the Portfolios are subject to this risk.

  . Foreign Risk This is the risk of investments in issuers located in foreign countries. These Portfolios' investments in foreign securities may experience more rapid and extreme changes in value than if they invested solely in securities of U.S. companies. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of securities. In addition, foreign companies usually are not subject to the same degree of regulation as U.S. companies. Reporting, accounting, and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, or diplomatic developments could adversely affect a Portfolio's investments in a foreign country. In the event of nationalization, expropriation, or other confiscation, a Portfolio could lose its entire investment.

  . Currency Risk This is the risk that fluctuations in the exchange rates between the U.S. Dollar and foreign currencies may negatively affect the value of a Portfolio's investments. Portfolios with foreign investments are subject to this risk.

  . Management Risk Each Portfolio is subject to management risk because it is an actively managed investment Portfolio. Alliance will apply its investment techniques and risk analyses in making investment decisions for the Portfolios, but there can be no guarantee that its decisions will produce the desired results. In some cases, derivative and other investment techniques may be unavailable or Alliance may determine not to use them, possibly even under market conditions where their use could benefit a Portfolio.

  . Focused Portfolio Risk Portfolios that invest in a limited number of companies, may have more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on the Portfolio's net asset value. Similarly, a Portfolio may have more risk if it is "non-diversified" meaning that it can invest more of its assets in a smaller number of companies than many other funds.

GLOSSARY

This Prospectus uses the following terms.

Types of Securities

Bonds are fixed, floating, and variable rate debt obligations.

Convertible securities are fixed-income securities that are convertible into common and preferred stock.

Debt securities are bonds, debentures, notes, and bills.

Equity securities include (i) common stocks, partnership interests, business trust shares and other equity or ownership interests in business enterprises, and (ii) securities convertible into, and rights and warrants to subscribe for the purchase of, such stocks, shares and interests.

Fixed-income securities are debt securities and preferred stocks, including floating rate and variable rate instruments.

Foreign government securities are securities issued or guaranteed, as to payment of principal and interest, by foreign governments, quasi-governmental entities, or governmental agencies or other entities.

Rule 144A securities are securities that may be resold under Rule 144A of the Securities Act.

U.S. Government securities are securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

Rating Agencies, Rated Securities and Indexes

Duff & Phelps is Duff & Phelps Credit Rating Company.

Fitch is Fitch IBCA, Inc.

High-quality commercial paper is commercial paper rated at least Prime-2 by Moody's, A-2 by S&P, Fitch-2 by Fitch, or Duff 2 by Duff & Phelps.

Investment grade securities are fixed-income securities rated Baa and above by Moody's or B and above by S&P, Duff & Phelps or Fitch, or determined by Alliance to be of equivalent quality.

Moody's is Moody's Investors Service, Inc.

Prime commercial paper is commercial paper rated Prime 1 by Moody's or A-1 or higher by S&P or, if not rated, issued by companies that have an outstanding debt issue rated Aa or higher by Moody's or AA or higher by S&P.

S&P is Standard & Poor's Ratings Services.

S&P 500 Index is S&P's 500 Composite Stock Price Index, a widely recognized unmanaged index of market activity.

Other

1940 Act is the Investment Company Act of 1940, as amended.

Code is the Internal Revenue Code of 1986, as amended.

Commission is the Securities and Exchange Commission.

Duration is a measure that relates the price volatility of a security to changes in interest rates. The duration of a debt security is the weighted average term to maturity, expressed in years, of the present value of all future cash flows, including coupon payments and principal repayments. Thus, by definition, duration is always less than or equal to full maturity.

Exchange is the New York Stock Exchange.

Non-U.S. Company is an entity that (i) is organized under the laws of a foreign country and conducts business in a foreign country, (ii) derives 50% or more of its total revenues from business in foreign countries, or (iii) issues equity or debt securities that are traded principally on a stock exchange in a foreign country.

Securities Act is the Securities Act of 1933, as amended.

World Bank is the commonly used name for the International Bank for Reconstruction and Development.

DESCRIPTION OF THE PORTFOLIOS

This section of the Prospectus provides a more complete description of each Portfolio's investment objectives, principal strategies and risks. Of course, there can be no assurance that any Portfolio will achieve its investment objective.

Please note that:

  . Additional discussion of the Portfolios' investments, including the risks of the investments, can be found in the discussion under Description of Investment Practices following this section.

  . The description of the principal risks for a Portfolio may include risks described in the Summary of Principal Risks above. Additional information about the risks of investing in the Portfolios can be found in the discussion under Additional Risk Considerations.

  . Additional descriptions of each Portfolio's strategies, investments and risks can be found in the Portfolio's Statement of Additional Information or SAI.

  . Except as noted, (i) the Portfolio's investment objectives are "fundamental" and cannot be changed without a shareholder vote, and
     (ii) the Portfolio's investment policies are not fundamental and thus can be changed without a shareholder vote.

Investment Objectives and Policies

Premier Growth Portfolio

The Portfolio seeks long-term growth of capital by investing predominantly in the equity securities of a limited number of large, carefully selected, high-quality U.S. companies that are judged likely to achieve superior earnings growth. As a matter of fundamental policy, the Portfolio normally invests at least 85% of its total assets in the equity securities of U.S. companies. A U.S. company is a company that is organized under United States law, has its principal office in the United States and issues equity securities that are traded principally in the United States. Normally, about 40-50 companies will be represented in the Portfolio, with the 25 most highly regarded of these companies usually constituting approximately 70% of the Portfolio's net assets. The Portfolio is thus atypical from most equity mutual funds in its focus on a relatively small number of intensively researched companies. The Portfolio is designed for those seeking to accumulate capital over time with less volatility than that associated with investment in smaller companies.

Alliance's investment strategy for the Portfolio emphasizes stock selection and investment in the securities of a limited number of issuers. Alliance relies heavily upon the fundamental analysis and research of its large internal research staff, which generally follows a primary research universe of more than 600 companies that have strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects. An emphasis is placed on identifying companies whose substantially above average prospective earnings growth is not fully reflected in current market valuations.

In managing the Portfolio, Alliance seeks to utilize market volatility judiciously (assuming no change in company fundamentals), striving to capitalize on apparently unwarranted price fluctuations, both to purchase or increase positions on weakness and to sell or reduce overpriced holdings. The Portfolio normally remains nearly fully invested and does not take significant cash positions for market timing purposes. During market declines, while adding to positions in favored stocks, the Portfolio becomes somewhat more aggressive, gradually reducing the number of companies represented in its portfolio. Conversely, in rising markets, while reducing or eliminating fully valued positions, the Portfolio becomes somewhat more conservative, gradually increasing the number of companies represented in its portfolio. Alliance thus seeks to gain positive returns in good markets while providing some measure of protection in poor markets.

Alliance expects the average market capitalization of companies represented in the Portfolio normally to be in the range, or in excess, of the average market capitalization of companies included in the S&P 500 Index.

The Portfolio also may:

  .  invest up to 15% of its total assets in foreign securities;

  . purchase and sell exchange-traded index options and stock index futures contracts;

  . write covered exchange-traded call options on its securities of up to 15% of its total assets, and purchase and sell exchange-traded call and put options on common stocks written by others of up to, for all options, 10% of its total assets;

  .  make short sales "against the box" of up to 15% of its net assets; and

  .  invest up to 10% of its total assets in illiquid securities.

Because the Portfolio invests in a smaller number of securities than many other equity Portfolios, your investment also has the risk that changes in the value of a single security may have a more significant effect, either negative or positive, on the Portfolio's net asset value.

Growth and Income Portfolio

The Portfolio seeks reasonable current income and reasonable appreciation through investments primarily in dividend-paying common stocks of good quality. The Portfolio also may invest in fixed-income securities and convertible securities.

The Portfolio also may try to realize income by writing covered call options listed on domestic securities exchanges. The Portfolio also invests in foreign securities. Since the purchase of foreign securities entails certain political and economic risks, the Portfolio restricts its investments in these securities to issues of high quality. The Portfolio also may purchase and sell financial forward and futures contracts and options on these securities for hedging purposes. The Portfolio may invest up to 10% of its total assets in illiquid securities.

DESCRIPTION OF INVESTMENT PRACTICES

This section describes the Portfolios' investment practices and associated risks. Unless otherwise noted, a Portfolio's use of any of these practices was specified in the previous section.

Derivatives. The Portfolios may use derivatives to achieve their investment objectives. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. These assets, rates, and indices may include bonds, stocks, mortgages, commodities, interest rates, currency exchange rates, bond indices, and stock indices. Derivatives can be used to earn income or protect against risk, or both. For example, one party with unwanted risk may agree to pass that risk to another party who is willing to accept the risk, the second party being motivated, for example, by the desire either to earn income in the form of a fee or premium from the first party, or to reduce its own unwanted risk by attempting to pass all or part of that risk to the first party.

Derivatives can be used by investors such as the Portfolios to earn income and enhance returns, to hedge or adjust the risk profile of a portfolio, and either to replace more traditional direct investments or to obtain exposure to otherwise inaccessible markets. Each of the Portfolios is permitted to use derivatives for one or more of these purposes, although most of the Portfolios generally use derivatives primarily as direct investments in order to enhance yields and broaden portfolio diversification. Each of these uses entails greater risk than if derivatives were used solely for hedging purposes. Derivatives are a valuable tool, which, when used properly, can provide significant benefits to Portfolio shareholders. A Portfolio may take a significant position in those derivatives that are within its investment policies if, in Alliance's judgment, this represents the most effective response to current or anticipated market conditions. Certain Portfolios will generally make extensive use of carefully selected forwards and other derivatives to achieve the currency hedging that is an integral part of their investment strategy. Alliance's use of derivatives is subject to continuous risk assessment and control from the standpoint of each Portfolio's investment objectives and policies.

Derivatives may be (i) standardized, exchange-traded contracts or (ii) customized, privately-negotiated contracts. Exchange-traded derivatives tend to be more liquid and subject to less credit risk than those that are privately negotiated.

There are four principal types of derivative instruments--options, futures, forwards, and swaps--from which virtually any type of derivative transaction can be created.

  . Options--An option, which may be standardized and exchange-traded, or customized and privately negotiated, is an agreement that, for a premium payment or fee, gives the option holder (the buyer) the right but not the obligation to buy or sell the underlying asset (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the exercise price) during a period of time or on a specified date. A call option entitles the holder to purchase, and a put option entitles the holder to sell, the underlying asset (or settle for cash an amount based on an underlying asset, rate or index). Likewise, when an option is exercised the writer of the option is obligated to sell (in the case of a call option) or to purchase (in the case of a put option) the underlying asset (or settle for cash an amount based on an underlying asset, rate or index).

  . Futures--A futures contract is an agreement that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on an underlying asset, rate or index) at a specific price on the contract maturity date. Futures contracts are standardized, exchange-traded instruments and are fungible (i.e., considered to be perfect substitutes for each other). This fungibility allows futures contracts to be readily offset or cancelled through the acquisition of equal but opposite positions, which is the primary method in which futures contracts are liquidated. A cash-settled futures contract does not require physical delivery of the underlying asset but instead is settled for cash equal to the difference between the values of the contract on the date it is entered into and its maturity date.

  . Forwards--A forward contract is an obligation by one party to buy, and the other party to sell, a specific quantity of an underlying commodity or other tangible asset for an agreed upon price at a future date. Forward contracts are customized, privately negotiated agreements designed to satisfy the objectives of each party. A forward contract usually results in the delivery of the underlying asset upon maturity of the contract in return for the agreed upon payment.

  . Swaps--A swap is a customized, privately negotiated agreement that obligates two parties to exchange a series of cash flows at specified intervals (payment dates) based upon or calculated by reference to changes in specified prices or rates (interest rates in the case of interest rate swaps, currency exchange rates in the case of currency swaps) for a specified amount of an underlying asset (the "notional" principal amount). The payment flows are netted against each other, with the difference being paid by one party to the other. Except for currency swaps, the notional principal amount is used solely to calculate the payment streams but is not exchanged. With respect to currency swaps, actual principal amounts of currencies may be exchanged by the counterparties at the initiation, and again upon the termination, of the transaction.

Debt instruments that incorporate one or more of these building blocks for the purpose of determining the principal amount of and/or rate of interest payable on the debt instruments are often referred to as "structured securities." An example of this type of structured security is indexed commercial paper. The term is also used to describe certain securities issued in connection with the restructuring of certain foreign obligations. The term "derivative" also is sometimes used to describe securities involving rights to a portion of the cash flows from an underlying pool of mortgages or other assets from which payments are passed through to the owner of, or that collateralize, the securities.

While the judicious use of derivatives by highly-experienced investment managers such as Alliance can be quite beneficial, derivatives involve risks different from, and, in certain cases, greater than, the risks presented by more traditional investments. The following is a general discussion of important risk factors and issues relating to the use of derivatives that investors should understand before investing in a Portfolio.

  . Market Risk--This is the general risk of all investments that the value of a particular investment will change in a way detrimental to the Portfolio's interest based on changes in the bond market generally.

  . Management Risk--Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. In particular, the use and complexity of derivatives require the maintenance of adequate controls to monitor the transactions entered into, the ability to assess the risk that a derivative adds to a Portfolio, and the ability to forecast price, interest rate, or currency exchange rate movements correctly.

  . Credit Risk--This is the risk that a loss may be sustained by a Portfolio as a result of the failure of a derivative counterparty to comply with the terms of the derivative contract. The credit risk for exchange-traded derivatives is generally less than for privately negotiated derivatives, since the clearing house, which is the issuer or counterparty to each exchange-traded derivative, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements) operated by the clearing house in order to reduce overall credit risk. For privately negotiated derivatives, there is no similar clearing agency guarantee. Therefore, the Portfolios consider the creditworthiness of each counterparty to a privately negotiated derivative in evaluating potential credit risk.

  . Liquidity Risk--Liquidity risk exists when a particular instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous price.

  . Leverage Risk--Since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, rate or index can result in a loss substantially greater than the amount invested in the derivative itself. In the case of swaps, the risk of loss generally is related to a notional principal amount, even if the parties have not made any initial investment. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

  . Other Risks--Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indices. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Portfolio. Derivatives do not always perfectly or even highly correlate or track the value of the assets, rates or indices they are designed to closely track. Consequently, a Portfolio's use of derivatives may not always be an effective means of, and sometimes could be counterproductive to, furthering the Portfolio's investment objective.

Derivatives Used by the Portfolios. The following describes specific derivatives that one or more of the Portfolios may use.

Futures Contracts and Options on Futures Contracts. A Portfolio may buy and sell futures contracts on fixed-income or other securities or foreign currencies, and contracts based on interest rates or financial indices, including any index of U.S. Government securities, foreign government securities or corporate debt securities.

Options on futures contracts are options that call for the delivery of futures contracts upon exercise. Options on futures contracts written or purchased by a Portfolio will be traded on U.S. or foreign exchanges and will be used only for hedging purposes.

Options on Securities. In purchasing an option on securities, a Portfolio would be in a position to realize a gain if, during the option period, the price of the underlying securities increased (in the case of a call) or decreased (in the case of a put) by an amount in excess of the premium paid; otherwise the Portfolio would experience a loss not greater than the premium paid for the option. Thus, a Portfolio would realize a loss if the price of the underlying security declined or remained the same (in the case of a call) or increased or remained the same (in the case of a put) or otherwise did not increase (in the case of a put) or decrease (in the case of a call) by more than the amount of the premium. If a put or call option purchased by a Portfolio were permitted to expire without being sold or exercised, its premium would represent a loss to the Portfolio.

A Portfolio may write a put or call option in return for a premium, which is retained by the Portfolio whether or not the option is exercised. Except with respect to uncovered call options written for cross-hedging purposes, none of the Portfolios will write uncovered call or put options on securities. A call option written by a Portfolio is "covered" if the Portfolio owns the underlying security, has an absolute and immediate right to acquire that security upon conversion or exchange of another security it holds, or holds a call option on the underlying security with an exercise price equal to or less than that of the call option it has written. A put option written by a Portfolio is covered if the Portfolio holds a put option on the underlying securities with an exercise price equal to or greater than that of the put option it has written.

The risk involved in writing an uncovered call option is that there could be an increase in the market value of the underlying security, and a Portfolio could be obligated to acquire the underlying security at its current price and sell it at a lower price. The risk of loss from writing an uncovered put option is limited to the exercise price of the option.

A Portfolio may write a call option on a security that it does not own in order to hedge against a decline in the value of a security that it owns or has the right to acquire, a technique referred to as "cross-hedging." A Portfolio would write a call option for cross-hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction exceeds that to be received from writing a covered call option, while at the same time achieving the desired hedge. The correlation risk involved in cross-hedging may be greater than the correlation risk involved with other hedging strategies.

Some of the Portfolios generally purchase or write privately negotiated options on securities. A Portfolio that does so will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by Alliance. Privately negotiated options purchased or written by a Portfolio may be illiquid and it may not be possible for the Portfolio to effect a closing transaction at an advantageous time.

Options on Securities Indices. An option on a securities index is similar to an option on a security except that, rather than taking or making delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.

Convertible Securities. Prior to conversion, convertible securities have the same general characteristics as non-convertible debt securities, which provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. The price of a convertible security will normally vary with changes in the price of the underlying equity security, although the higher yield tends to make the convertible security less volatile than the underlying equity security. As with debt securities, the market value of convertible securities tends to decrease as interest rates rise and increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality, they enable investors to benefit from increases in the market price of the underlying common stock. Convertible debt securities that are rated Baa or lower by Moody's or BBB or lower by S&P, Duff & Phelps or Fitch and comparable unrated securities may share some or all of the risks of debt securities with those ratings.

Illiquid Securities. Illiquid securities generally include (i) direct placements or other securities that are subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., when trading in the security is suspended or, in the case of unlisted securities, when market makers do not exist or will not entertain bids or offers), including many currency swaps and any assets used to cover currency swaps, (ii) over the counter options and assets used to cover over the counter options, and (iii) repurchase agreements not terminable within seven days.

A Portfolio that invests in illiquid securities may not be able to sell such securities and may not be able to realize their full value upon sale. Alliance will monitor each Portfolio's investments in illiquid securities. Rule 144A securities will not be treated as "illiquid" for the purposes of the limit on investments so long as the securities meet liquidity guidelines established by the Board of Directors.

Rights and Warrants. Warrants are option securities permitting their holders to subscribe for other securities. Rights are similar to warrants except that they have a substantially shorter duration. Rights and warrants do not carry with them dividend or voting rights with respect to the underlying securities, or any rights in the assets of the issuer. As a result, an investment in rights and warrants may be considered more speculative than certain other types of investments. In addition, the value of a right or a warrant does not necessarily change with the value of the underlying securities, and a right or a warrant ceases to have value if it is not exercised prior to its expiration date.

Short Sales. A short sale is effected by selling a security that a Portfolio does not own, or if the Portfolio owns the security, is not to be delivered upon consummation of the sale. A short sale is "against the box" if a Portfolio owns or has the right to obtain without payment securities identical to those sold short.

If the price of the security sold short increases between the time of the short sale and the time a Portfolio replaces the borrowed security, the Portfolio will incur a loss; conversely, if the price declines, the Portfolio will realize a short-term capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. Although a Portfolio's gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

Variable, Floating and Inverse Floating Rate Instruments. Fixed-income securities may have fixed, variable or floating rates of interest. Variable and floating rate securities pay interest at rates that are adjusted periodically, according to a specified formula. A "variable" interest rate adjusts at predetermined intervals (e.g., daily, weekly or monthly), while a "floating" interest rate adjusts whenever a specified benchmark rate (such as the bank prime lending rate) changes.

A Portfolio may invest in fixed-income securities that pay interest at a coupon rate equal to a base rate, plus additional interest for a certain period of time if short-term interest rates rise above a predetermined level or "cap." The amount of such an additional interest payment typically is calculated under a formula based on a short-term interest rate index multiplied by a designated factor.

Leveraged inverse floating rate debt instruments are sometimes known as "inverse floaters." The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in market value, such that, during periods of rising interest rates, the market values of inverse floaters will tend to decrease more rapidly than those of fixed rate securities.

Future Developments. A Portfolio may, following written notice to its shareholders, take advantage of other investment practices that are not currently contemplated for use by the Portfolio, or are not available but may yet be developed, to the extent such investment practices are consistent with the Portfolio's investment objective and legally permissible for the Portfolio. Such investment practices, if they arise, may involve risks that are different from or exceed those involved in the practices described above.

Portfolio Turnover. The portfolio turnover rate for each Portfolio is included in the Financial Highlights section. The Portfolios are actively managed and, in some cases in response to market conditions, a Portfolio's turnover may exceed 100%. A higher rate of portfolio turnover increases brokerage and other expenses, which must be borne by the Portfolio and its shareholders.

Temporary Defensive Position. For temporary defensive purposes, each Portfolio may invest in certain types of short-term, liquid, high-grade or high-quality (depending on the Portfolio) debt securities. These securities may include U.S. Government securities, qualifying bank deposits, money market instruments, prime commercial paper and other types of short-term debt securities, including notes and bonds. For Portfolios that may invest in foreign countries, such securities may also include short-term, foreign-currency denominated securities of the type mentioned above issued by foreign governmental entities, companies and supranational organizations. While the Portfolios are investing for temporary defensive purposes, they may not meet their investment objective.

ADDITIONAL RISK CONSIDERATIONS

Investment in certain of the Portfolios involves the special risk considerations described below. Certain of these risks may be heightened when investing in emerging markets.

Currency Considerations. Those Portfolios that invest some portion of their assets in securities denominated in, and receive revenues in, foreign currencies will be adversely affected by reductions in the value of those currencies relative to the U.S. Dollar. These changes will affect a Portfolio's net assets, distributions and income. If the value of the foreign currencies in which a Portfolio receives income falls relative to the U.S. Dollar between receipt of the income and the making of Portfolio distributions, a Portfolio may be required to liquidate securities in order to make distributions if the Portfolio has insufficient cash in U.S. Dollars to meet the distribution requirements that the Portfolio must satisfy to qualify as a regulated investment company for federal income tax purposes. Similarly, if an exchange rate declines between the time a Portfolio incurs expenses in U.S. Dollars and the time cash expenses are paid, the amount of the currency required to be converted into U.S. Dollars in order to pay expenses in U.S. Dollars could be greater than the equivalent amount of such expenses in the currency at the time they were incurred. In light of these risks, a Portfolio may engage in certain currency hedging transactions, as described above, which involve certain special risks.

Fixed-Income Securities. The value of each Portfolio's shares will fluctuate with the value of its investments. The value of each Portfolio's investments will change as the general level of interest rates fluctuates. During periods of falling interest rates, the values of a Portfolio's securities will generally rise, although if falling interest rates are viewed as a precursor to a recession, the values of a Portfolio's securities may fall along with interest rates. Conversely, during periods of rising interest rates, the values of a Portfolio's securities will generally decline. Changes in interest rates have a greater effect on fixed-income securities with longer maturities and durations than those with shorter maturities and durations.

In seeking to achieve a Portfolio's investment objective, there will be times, such as during periods of rising interest rates, when depreciation and realization of capital losses on securities in a Portfolio will be unavoidable. Moreover, medium- and lower-rated securities and non-rated securities of comparable quality may be subject to wider fluctuations in yield and market values than higher-rated securities under certain market conditions. Such fluctuations after a security is acquired do not affect the cash income received from that security but will be reflected in the net asset value of a Portfolio.

Foreign Securities. The securities markets of many foreign countries are relatively small, with the majority of market capitalization and trading volume concentrated in a limited number of companies representing a small number of industries. Consequently, a Portfolio whose investment portfolio includes foreign securities may experience greater price volatility and significantly lower liquidity than a portfolio invested solely in securities of U.S. companies. These markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States.

Securities registration, custody and settlements may in some instances be subject to delays and legal and administrative uncertainties. Furthermore, foreign investment in the securities markets of certain foreign countries is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the cost and expenses of a Portfolio. In addition, the repatriation of investment income, capital or the proceeds of sales of securities from certain of the countries is controlled under regulations, including in some cases the need for certain advance government notification or authority, and if a deterioration occurs in a country's balance of payments, the country could impose temporary restrictions on foreign capital remittances.

A Portfolio also could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investment. Investing in local markets may require a Portfolio to adopt special procedures or seek local governmental approvals or other actions, any of which may involve additional costs to a Portfolio. These factors may affect the liquidity of a Portfolio's investments in any country and Alliance will monitor the effect of any such factor or factors on a Portfolio's investments. Furthermore, transaction costs including brokerage commissions for transactions both on and off the securities exchanges in many foreign countries are generally higher than in the U.S.

Issuers of securities in foreign jurisdictions are generally not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, restrictions on market manipulation, shareholder proxy requirements, and timely disclosure of information. The reporting, accounting, and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards in important respects, and less information may be available to investors in foreign securities than to investors in U.S. securities. Substantially less information is publicly available about certain non-U.S. issuers than is available about most U.S. issuers.

The economies of individual foreign countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product or gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, government regulation, political or social instability, or diplomatic developments could affect adversely the economy of a foreign country. In the event of nationalization, expropriation or other confiscation, a Portfolio could lose its entire investment in securities in the country involved. In addition, laws in foreign countries governing business organizations, bankruptcy and insolvency may provide less protection to security holders such as the Portfolio than that provided by U.S. laws.

Alliance believes that, except for currency fluctuations between the U.S. Dollar and the Canadian Dollar, the matters described above are not likely to have a material adverse effect on any Portfolio's investments in the securities of Canadian issuers or investments denominated in Canadian Dollars. The factors described above are more likely to have a material adverse effect on the Portfolio's investments in the securities of Mexican and other non-Canadian foreign issuers, including investments in securities denominated in Mexican Pesos or other non-Canadian foreign currencies. If not hedged, however, currency fluctuations could affect the unrealized appreciation and depreciation of Canadian Government securities as expressed in U.S. Dollars.

Investment in Smaller, Emerging Companies. The foreign securities in which certain Portfolios may invest may include securities of smaller, emerging companies. Investment in such companies involves greater risks than is customarily associated with securities of more established companies. Companies in the earlier stages of their development often have products and management personnel which have not been thoroughly tested by time or the marketplace; their financial resources may not be as substantial as those of more established companies. The securities of smaller companies may have relatively limited marketability and may be subject to more abrupt or erratic market movements than securities of larger companies or broad market indices. The revenue flow of such companies may be erratic and their results of operations may fluctuate widely and may also contribute to stock price volatility.

Extreme Governmental Action; Less Protective Laws. In contrast with investing in the United States, foreign investment may involve in certain situations greater risk of nationalization, expropriation, confiscatory taxation, currency blockage or other extreme governmental action which could adversely impact a Portfolio's investments. In the event of certain such actions, a Portfolio could lose its entire investment in the country involved. In addition, laws in various foreign countries governing, among other subjects, business organization and practices, securities and securities trading, bankruptcy and insolvency may provide less protection to investors such as a Portfolio than provided under U.S. laws.

U.S. and Foreign Taxes. A Portfolio's investment in foreign securities may be subject to taxes withheld at the source on dividend or interest payments. Foreign taxes paid by a Portfolio may be creditable or deductible by U.S. shareholders for U.S. income tax purposes. No assurance can be given that applicable tax laws and interpretations will not change in the future. Moreover, non-U.S. investors may not be able to credit or deduct such foreign taxes.

Year 2000. Many computer systems and applications in use today process transactions using two-digit date fields for the year of the transaction, rather than the full four digits. If these systems are not modified or replaced, transactions occurring after 1999 could be processed as year "1900", which could result in processing inaccuracies and computer system failures. This is commonly known as the Year 2000 problem. The failure of any of the computer systems employed by the Portfolios' major service providers to process Year 2000 related information properly could have a significant negative impact on the Portfolios' operations and the services that are provided to the Portfolios' shareholders. In addition, to the extent that the operations of issuers of securities held by the Portfolios are impaired by the Year 2000 problem, or prices of securities held by the Portfolios decline as a result of real or perceived problems relating to the Year 2000, the value of the Portfolios' shares may be materially affected.

With respect to the Year 2000, the Portfolios have been advised that Alliance, each Portfolio's investment adviser, Alliance Fund Distributors, Inc. ("AFD"), each Portfolio's principal underwriter, and Alliance Fund Services, Inc. ("AFS"), each Portfolio's registrar, transfer agent and dividend disbursing agent (collectively, "Alliance"), began to address the Year 2000 issue several years ago in connection with the replacement or upgrading of certain computer systems and applications. During 1997, Alliance began a formal Year 2000 initiative, which established a structured and coordinated process to deal with the Year 2000 issue. Alliance reports that it has completed its assessment of the Year 2000 issues on its domestic and international computer systems and applications. Currently, management of Alliance expects that the required modifications for the majority of its significant systems and applications that will be in use on January 1, 2000, will be completed and tested by early 1999. Full integration testing of these systems and testing of interfaces with third-party suppliers will continue through 1999. At this time, management of Alliance believes that the costs associated with resolving this issue will not have a material adverse effect on its operations or on its ability to provide the level of services it currently provides to the Portfolio.

The Portfolios and Alliance have been advised by the Portfolios' Custodian and Administrator that they are each in the process of reviewing their systems with the same goals. As of the date of this Prospectus, the Portfolio and Alliance have no reason to believe that the Custodian or Administrator will be unable to achieve these goals.

MANAGEMENT OF THE PORTFOLIOS

Investment Adviser
Each Portfolio's Adviser is Alliance Capital Management, L.P., 1345 Avenue of the Americas, New York, New York 10105. Alliance is a leading international investment manager supervising client accounts with assets as of December 31, 1998, totaling more than $286 billion (of which approximately $118 billion represented the assets of investment companies). Alliance's clients are primarily major corporate employee benefit funds, public employee retirement systems, investment companies, foundations, and endowment funds. The 54 registered investment companies, with more than 118 separate portfolios, managed by Alliance currently have over 3.6 million shareholder accounts. As of December 31, 1998, Alliance was retained as an investment manager for employee benefit plan assets of 35 of the FORTUNE 100 companies.
Alliance provides investment advisory services and order placement facilities for the Portfolios. For these advisory services, for the fiscal year ended December 31, 1998 the Portfolios paid Alliance as a percentage of average net assets:

                                                                     Fee as a
                                                                   percentage of
                                                                      average
                            Portfolio                              net assets *
                            ---------                              -------------
Premier Growth Portfolio..........................................     .97%
Growth and Income Portfolio.......................................     .63%

--------
* Fees are stated net of waivers and/or reimbursements. Absent fee waivers and/or reimbursements, the fee paid to Alliance by the following Portfolios as a percentage of average net assets, would have been: Premier Growth Portfolio (1.00%) and Growth and Income Portfolio (.63%).

Portfolio Managers

The following table lists the person or persons who are primarily responsible for the day-to-day management of each Portfolio, the length of time that each person has been primarily responsible for the Portfolio, and each person's principal occupation during the past five years.

                                                          Principal Occupation
                         Employee; Time Period;                  During
     Portfolio               Title With ACMC              The Past Five Years*
     ---------     ----------------------------------   ------------------------
 Premier Growth    Alfred Harrison; since inception;    Associated with Alliance
  Portfolio        Director and Vice Chairman of ACMC   since prior to 1994
 Growth and Income Paul C. Rissman; since inception;    Associated with Alliance
  Portfolio        Senior Vice President of ACMC        since prior to 1994

--------
  * Unless indicated otherwise, persons associated with Alliance have been employed in a portfolio management, research or investment capacity.

PURCHASE AND SALE OF SHARES

How The Portfolios Value Their Shares

The Portfolios' net asset value or NAV is calculated at 4:00 p.m., Eastern time, each day the Exchange is open for business. To calculate NAV, a Portfolio's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The Portfolios' value their securities at their current market value determined on the basis of market quotations or, if such quotations are not readily available, such other methods as the Portfolios' Directors or Trustees believe accurately reflect fair market value. Some of the Portfolios invest in securities that are primarily listed on foreign exchanges and trade on weekends or other days when the fund does not price its shares. These Portfolios' NAVs may change on days when shareholders will not be able to purchase or redeem the Portfolios' shares.

Your order for purchase or sale of shares is priced at the next NAV calculated after your order is received by the Portfolio.

How To Purchase and Sell Shares

The Portfolios offer their shares through the separate accounts of life insurance companies. You may only purchase and sell shares through these separate accounts. See the Prospectus of the separate account of the participating insurance company for information on the purchase and sale of the Portfolios' shares.

DIVIDENDS, DISTRIBUTIONS AND TAXES

The other Portfolios declare dividends on their shares at least annually. The income and capital gains distribution will be made in shares of each Portfolio.

See the Prospectus of the separate account of the participating insurance company for federal income tax information.

Investment income received by a Portfolio from sources within foreign countries may be subject to foreign income taxes withheld at the source. Provided that certain code requirements are met, a Portfolio may "pass-through" to its shareholders credits or deductions to foreign income taxes paid.

DISTRIBUTION ARRANGEMENTS

This Prospectus offers Class B shares of the Portfolios. The Class B shares have an asset-based sales charge or Rule 12b-1 fee. Each Portfolio has adopted a plan under the Commission Rule 12b-1 that allows the Portfolio to pay asset-based sales charges or distribution fees for the distribution and sale of its shares. The amount of these fees for the Class B shares as a percentage of average net assets is 0.25%. Because these fees are paid out of the Portfolio's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales fees.

                              FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Portfolio's financial performance for the period of the Portfolio's operations. Certain information reflects financial results for a single Class A share of each Portfolio. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in Class A shares of the Portfolio (assuming reinvestment of all dividends and distributions). The information has been audited by Ernst & Young LLP, the Fund's independent auditors, whose report, along with each Portfolio's financial statements, is included in the SAI, which is available upon request. Since the Portfolios did not offer Class B shares prior to January 1999, the financial highlights are solely for Class A shares and do not reflect the annual Class B Rule 12b-1 fee of .25% of average net assets.

                                      Premier Growth Portfolio
                             ------------------------------------------------
                                       Year Ended December 31,
                             ------------------------------------------------
                                1998        1997     1996     1995     1994
                             ----------   --------  -------  -------  -------
Net asset value, beginning
 of year...................  $    20.99   $  15.70  $ 17.80  $ 12.37  $ 12.79
                             ----------   --------  -------  -------  -------
Income From Investment
 Operations
Net investment income
 (loss)(b)(c)..............        (.01)       .04      .08      .09      .03
Net realized and unrealized
 gain (loss) on investment
 transactions..............       10.08       5.27     3.29     5.44     (.41)
                             ----------   --------  -------  -------  -------
Net increase (decrease) in
 net asset value from
 operations................       10.07       5.31     3.37     5.53     (.38)
                             ----------   --------  -------  -------  -------
Less: Dividends and
 Distributions
Dividends from net
 investment income.........        (.03)      (.02)    (.10)    (.03)    (.01)
Distributions from net
 realized gains............         -0-        -0-    (5.37)    (.07)    (.03)
                             ----------   --------  -------  -------  -------
Total dividends and
 distributions.............        (.03)      (.02)   (5.47)    (.10)    (.04)
                             ----------   --------  -------  -------  -------
Net asset value, end of
 year......................  $    31.03   $  20.99  $ 15.70  $ 17.80  $ 12.37
                             ==========   ========  =======  =======  =======
Total Return
Total investment return
 based on net asset
 value(d)..................       47.97%     33.86%   22.70%   44.85%   (2.96)%
Ratios/Supplemental Data
Net assets, end of year
 (000's omitted)...........  $1,247,254   $472,326  $96,434  $29,278  $37,669
Ratios to average net
 assets of:
  Expenses, net of waivers
   and reimbursements......        1.06%       .95%     .95%     .95%     .95%
  Expenses, before waivers
   and reimbursements......        1.09%      1.10%    1.23%    1.19%    1.40%
  Net investment income
   (loss)(b)...............        (.04)%      .21%     .52%     .55%     .42%
Portfolio turnover rate....          31%        27%      32%      97%      38%

                                      Growth and Income Portfolio
                               ----------------------------------------------
                                        Year Ended December 31,
                               ----------------------------------------------
                                 1998      1997      1996     1995     1994
                               --------  --------  --------  -------  -------
Net asset value, beginning of
 year........................  $  19.93  $  16.40  $  15.79  $ 11.85  $ 12.18
                               --------  --------  --------  -------  -------
Income From Investment
 Operations
Net investment income(b)(c)..       .22       .21       .24      .27      .10
Net realized and unrealized
 gain (loss) on investment
 transactions................      3.81      4.39      3.18     3.94     (.16)
                               --------  --------  --------  -------  -------
Net increase (decrease) in
 net asset value from
 operations..................      4.03      4.60      3.42     4.21     (.06)
                               --------  --------  --------  -------  -------
Less: Dividends and
 Distributions
Dividends from net investment
 income......................      (.16)     (.13)     (.25)    (.13)    (.10)
Distributions from net
 realized gains..............     (1.96)     (.94)    (2.56)    (.14)    (.17)
                               --------  --------  --------  -------  -------
Total dividends and
 distributions...............     (2.12)    (1.07)    (2.81)    (.27)    (.27)
                               --------  --------  --------  -------  -------
Net asset value, end of
 year........................  $  21.84  $  19.93  $  16.40  $ 15.79  $ 11.85
                               ========  ========  ========  =======  =======
Total Return
Total investment return based
 on net asset value(d).......     20.89%    28.80%    24.09%   35.76%    (.35)%
Ratios/Supplemental Data
Net assets, end of year
 (000's omitted).............  $381,614  $250,202  $126,729  $41,993  $41,702
Ratios to average net assets
 of:
  Expenses, net of waivers
   and reimbursements........       .73%      .72%      .82%     .79%     .90%
  Expenses, before waivers
   and reimbursements........       .73%      .72%      .82%     .79%     .91%
  Net investment income(b)...      1.07%     1.16%     1.58%    1.95%    1.71%
Portfolio turnover rate......        79%       86%       87%     150%      95%

--------
Footnotes:

(a) Commencement of operations.
(b) Net of expenses reimbursed or waived by the Adviser.
(c) Based on average shares outstanding.
(d) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total investment return calculated for a period of less than one year is not annualized.
(e) Annualized.

For more information about the Portfolios, the following documents are available upon request:

Annual/Semi-annual Reports to Shareholders

The Portfolios' annual and semi-annual reports to shareholders contain additional information on the Portfolios' investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected a Portfolio's performance during its last fiscal year.

Statement of Additional Information (SAI)

Each Portfolio has an SAI, which contains more detailed information about the Portfolio, including its operations and investment policies. The Portfolios' SAIs are incorporated by reference into (and are legally part of) this Prospectus.

You may request a free copy of the current annual/semi-annual report or the SAI, by contacting your broker or other financial intermediary, or by contacting Alliance:

By mail:                 c/o Alliance Fund Services, Inc.
                         P.O. Box 1520
                         Secaucus, NJ 07096-1520

By phone:                For Information:
                                        (800) 221-5672
                         For Literature:(800) 227-4618

Or you may view or obtain these documents from the Commission:

In person:               at the Commission's Public Reference Room in
                         Washington, D.C.

By phone:                1-800-SEC-0330

By mail: Public Reference Section Securities and Exchange Commission Washington, DC 20549-6009 (duplicating fee required)

On the Internet:         www.sec.gov

You also may find more information about Alliance and the Portfolios on the internet at: www.Alliancecapital.com.